SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 11, 2002

                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)


        Tennessee                       001-11421                61-0502302
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


          100 Mission Ridge
     Goodlettsville, Tennessee                                          37072
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(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (615) 855-4000
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ITEM 5.  OTHER EVENTS.

On November 11, 2002, the Board of Directors of Dollar General Corporation (the "Company") appointed Donald S. Shaffer to serve as the interim Chief Executive Officer of the Company. The disclosure contained in this Form 8-K is qualified in its entirety by the press release issued by the Company on November 11, 2002, which such press release is attached hereto as Exhibit 99 and incorporated herein by this reference as if fully set forth herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements. None.
         (b)      Pro Form Financial Information.  None.
         (c) Exhibits. See Exhibit Index immediately following the signature page hereto.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     DOLLAR GENERAL CORPORATION


Date:  November 12, 2002             By:  /s/ Susan S. Lanigan
       -----------------             -------------------------------------------
                                     Susan S. Lanigan
                                     Vice President, General Counsel and
                                     Corporate Secretary

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                                  EXHIBIT INDEX

Exhibit No.               Description
-----------               -----------

    99                    News release dated November 11, 2002



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